Exhibit 99.1

Hillenbrand Closes Batesville Divestiture; Completes Company’s Transformation into Pure-Play Industrial

•	Hillenbrand is well-positioned to accelerate long-term growth with a focus on key end markets including durable plastics, food, and recycling
•	Company continues to build upon its strength in industrial processing expertise and highly-engineered equipment and systems, particularly following the strategic acquisitions of LINXIS Group, Peerless Food Equipment, Gabler Engineering, and Herbold Meckesheim

BATESVILLE, Ind., Feb. 1, 2023 --/PRNewswire/-- Hillenbrand, Inc. (NYSE: HI) announced today that it has completed its transformation into a pure-play industrial company with the closing of the sale of its Batesville business segment to an affiliate of private investment firm LongRange Capital for $761.5 million, subject to agreed closing adjustments, which includes an $11.5 million subordinated note.

“Over the last 12 months, we have been laser-focused on creating shareholder value by accelerating our transformation into a pure-play industrial company,” said Kim Ryan, President and Chief Executive Officer of Hillenbrand. “The completion of this transaction is a defining moment in Hillenbrand’s journey and allows us to concentrate our investments where we see strong growth potential, including durable plastics, food, and recycling. Our highly-engineered equipment and systems, our process expertise, and our industry-leading brands position us for compelling long-term growth.”

Following customary closing adjustments, the Company expects after tax net proceeds of approximately $530 million, which it plans to use for existing debt reduction. Hillenbrand will remain headquartered in Batesville, Indiana.

About Hillenbrand

Hillenbrand (NYSE: HI) is a global industrial company that provides highly-engineered, mission-critical processing equipment and solutions to customers in over 100 countries around the world. Our portfolio is composed of leading industrial brands that serve large, attractive end markets, including durable plastics, food, and recycling. Guided by our Purpose — Shape What Matters For Tomorrow™ — we pursue excellence, collaboration, and innovation to consistently shape solutions that best serve our associates, customers, communities, and other stakeholders. To learn more, visit: www.Hillenbrand.com.

Forward Looking Statements

Throughout this release, we make a number of “forward-looking statements” that are within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future sales, earnings, cash flow, results of operations, uses of cash, financings, share repurchases, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, and projected costs or savings or transactions of the Company that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project	position
become	pursue	estimate	will	forecast	continue	could	anticipate	remain
target	encourage	promise	improve	progress	potential	should	impact

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: global market and economic conditions, including those related to the financial markets; the impact of contagious diseases, such as the COVID-19 pandemic and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruptions, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s credit quality, closure or temporary interruption of the Company’s or its suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates, loss of human capital or personnel, and general economic calamities; risks related to the Russian Federation’s invasion of Ukraine and resulting geopolitical instability and uncertainty, which could have a negative impact on our ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; negative effects of any acquisitions on the Company’s business, financial condition, results of operations and financial performance (including the ability of the Company to maintain relationships with its customers, suppliers and others with whom it does business); the possibility that the anticipated benefits from any acquisitions cannot be realized by the Company in full or at all or may take longer to realize than expected; risks that integrations of any acquired businesses disrupt current operations or pose potential difficulties in employee retention or otherwise affect financial or operating results; potential adverse effects of the Batesville divestiture on the market price of the Company’s common stock or on the ability of the Company to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from our ongoing business operations due to the Batesville divestiture; the impact of the Batesville divestiture on the ability of the Company to retain and hire key personnel; increasing competition for highly skilled and talented workers as well as labor shortages; our level of international sales and operations; the impact of incurring significant amounts of indebtedness and any inability of the Company to respond to changes in its business or make future desirable acquisitions; the ability of the Company to comply with financial or other covenants in debt agreements; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; continued fluctuations in mortality rates and increased cremations; the dependence of our business units on relationships with several large customers and providers; the impact to the Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; and the effect of certain provisions of the Company’s governing documents and Indiana law that could decrease the trading price of the Company’s common stock. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on November 16, 2022, as well as other risks and uncertainties detailed in our other filings with the SEC from time to time. The forward-looking information in this release speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

Investor Relations for Hillenbrand

Sam Mynsberge, Sr. Director, Investor Relations

Phone: 812-931-5036

Email: investors@hillenbrand.com

Corporate Communications for Hillenbrand

Marcia Kent, Manager, Corporate Communications

Phone: 812-560-1617

Email: marcia.kent@hillenbrand.com